SCHWAB CAPITAL TRUST

Schwab® U.S. Large-Cap Growth Index Fund
Schwab® U.S. Large-Cap Value Index Fund
(each, a fund and collectively, the funds)
Supplement dated March 21, 2025, to the funds’ currently effective Statutory Prospectus

This supplement provides new and additional information beyond that contained in the
Statutory Prospectus and should be read in conjunction with the Statutory Prospectus.
In response to the recent increase in market concentration that may cause certain indexes to breach applicable regulatory diversification rules, effective March 21, 2025, FTSE Russell has changed the Russell 1000® Growth Index and Russell 1000® Value Index’s constituent weighting rules to apply a capping methodology.
As such, effective immediately, the following changes will occur:
1.
Schwab U.S. Large-Cap Growth Index Fund

a. Statutory Prospectus - Under “Investment Objectives and More About Principal Risks” in the “Fund Details” section: the Schwab U.S. Large-Cap Growth Index Fund’s “Index” paragraph is deleted and replaced in its entirety with the following:
The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. The Russell 1000 Growth Index is a subset of the Russell 1000® Index, representing growth issuers in the Russell 1000 Index. These are companies with higher price-to-book ratios and higher forecasted growth values. The index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is a capped market capitalization weighted index where all companies that have a weight greater than 4.5% in aggregate are no more than 45% of the index, and no individual company in the index has a weight greater than 22.5% of the index. The index is completely reconstituted annually to seek to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. As of December 31, 2024, the index was composed of 396 stocks. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
2.
Schwab U.S. Large-Cap Value Index Fund

a. Statutory Prospectus - Under “Investment Objectives and More About Principal Risks” in the “Fund Details” section: the Schwab U.S. Large-Cap Value Index Fund’s “Index” paragraph is deleted and replaced in its entirety with the following:
The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. The Russell 1000 Value Index is a subset of the Russell 1000® Index, representing value issuers in the Russell 1000 Index. These are companies with lower price-to-book ratios and lower expected growth values. The index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is a capped market capitalization weighted index where all companies that have a weight greater than 4.5% in aggregate are no more than 45% of the index, and no individual company in the index has a weight greater than 22.5% of the index. The index is completely reconstituted annually to seek to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. As of December 31, 2024, the index was composed of 869 stocks. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG127148-00 (03/25)
00312224